Exhibit 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of February 1, 2017, by and among P.H. GLATFELTER COMPANY, a Pennsylvania corporation (the "Company"), the LENDERS (as defined under the Credit Agreement) party thereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

WITNESSETH:

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 12, 2015 (as amended or modified prior to the date hereof, the "Credit Agreement"; defined terms used herein unless otherwise amended or defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment); and

WHEREAS, the Company (on behalf of itself and the other Loan Parties) has requested to, among other things, amend the Credit Agreement to (1) permit certain add backs to Consolidated EBITDA and (2) increase the amount contained in the definition of Permitted EBITDA Add Back, all as hereinafter set forth;

WHEREAS, in furtherance of the foregoing, the Company, the Administrative Agent and the Lenders desire to amend the Credit Agreement, as provided herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.Amendments to the Credit Agreement.

(a)Amendments to Section 1.1 [Definitions] of the Credit Agreement.  The following defined terms contained in Section 1.1 of the Credit Agreement are hereby amended and restated in full to read as follows:

Consolidated EBITDA shall mean as of the end of any fiscal quarter: (i) EBITDA of the Company and its Subsidiaries on a consolidated basis for the immediately preceding four fiscal quarters, plus (without duplication) (ii) the aggregate gain on sale of timberland properties, as determined in accordance with GAAP, made within the four immediately preceding fiscal quarters, net of any losses on such sales, provided that the amount of the net gain on sale of timberland properties included in the calculation of Consolidated EBITDA under this clause (ii) may not exceed 10% of the Consolidated EBITDA of the Company and its Subsidiaries for the immediately preceding four fiscal quarters (prior to including any gains from the sale of timberland properties), provided, further, that Consolidated EBITDA shall exclude (a) non-recurring transaction costs relating to a Permitted Acquisition such as (x) legal expenses, third party due diligence costs, transaction advisory services, hedging costs and financing fees, if applicable, for the fiscal quarters during which the transactions giving rise to such non-recurring costs are consummated and (y) project management and integration costs in an aggregate amount up to $5,000,000.00 incurred within one year of consummation of the transactions giving rise to such non-recurring costs, for the fiscal quarters during which such costs are incurred; (b) non-recurring third party transaction costs relating to the closing of this Agreement and repayment or early redemption of Indebtedness in connection therewith such as (x) legal expenses, and (y) fees or other charges pursuant to the prepayment or redemption of Indebtedness; (c) to the extent deducted in calculating net income, non-cash charges; and (d) to the extent deducted in calculating net income, extraordinary, unusual or non-recurring charges, costs or expenses in connection with any restructuring (whether or not classified as such under GAAP) or project start up (including, in each case, as a result of or in connection with any Permitted Acquisition) not to exceed in the aggregate (x) for any date of determination ending on or prior to December 31, 2017, 20% of Consolidated EBITDA (prior to giving effect to this clause (d)) for the trailing four quarter period immediately prior to such date of determination, and (y) for any date of determination ending after December 31, 2017, 15% of Consolidated EBITDA (prior to giving effect to this clause (d)) for the trailing four quarter period ending immediately prior to such date of determination, with any such amounts pursuant to this clause (d) being (x) excluded solely for purposes of determining compliance with any financial ratio calculation set forth herein, including for purposes of Sections 7.2.15 and 7.2.16 of this Agreement and (y) included for all purposes related to this Agreement in respect of fees and pricing based on Schedule 1.1(A).  The Company shall provide supporting invoices for the exclusions from Consolidated EBITDA described in the preceding clauses (a)(x) and (y) and (b)(x) and (y) upon request by the Administrative Agent.

Permitted EBITDA Add Back shall mean, to the extent such charges are deducted in the computation of net income of the Loan Parties in their computation of EBITDA during the period specified, with appropriate adjustments for the tax effects of such add-backs, charges incurred by the Loan Parties in connection with environmental response and remediation, the presence of contamination, natural resource damages or reimbursement of the EPA for incurred costs at the Fox River site, Wisconsin, OU2-5, provided that the total amount of such charges incurred during the term of this Agreement may not exceed [*******].

(b)Amendment to Section 7.3.3 [Certificate of the Company] of the Credit Agreement. Section 7.3.3 of the Credit Agreement is amended to delete the word “and” appearing at the end of clause (ii) therein and add a new clause (iv) as follows:

“, and (iv) containing calculations in sufficient detail to determine the Leverage Ratio as of the date of such financial statements pursuant to clause (ii)(d)(y) of the definition of Consolidated EBITDA in Section 1.1 of this Agreement”

2.Conditions to the Effectiveness of this Amendment.  This Amendment shall be effective  when it has been signed and delivered by the Company, the Required Lenders and the Administrative Agent.

3.Representations and Warranties.  The Company hereby represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date, (b) there exists no Event of Default or Potential Default and (c) the Credit Agreement and the other Loan Documents are in full force and effect, are hereby ratified and confirmed and remain unaltered, except as expressly modified by this Amendment.  This Amendment has been duly executed by an authorized officer of the Company.  The execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any applicable Law in any material respect, charter, articles, or certificate of incorporation or organization, bylaws, operating agreement or other material agreement governing or binding upon any of the Loan Parties or any of their Subsidiaries.

4.Fees and Expenses.  The Company agrees to pay to the Administrative Agent all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection herewith.

5.Force and Effect.  Each of the parties hereto reconfirms and ratifies the Credit Agreement and the other Loan Documents, and confirms that all such documents remain in full force and effect, except to the extent modified by this Amendment.

6.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

7.Counterparts.  This Amendment may be signed by telecopy, “pdf”, “tif” or original in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Amendment by electronic transmission shall be delivery of a manually executed counterpart.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

COMPANY:

P.H. GLATFELTER COMPANY

By:/s/  Ramesh Shettigar

Name: Ramesh Shettigar

Title: Vice President & Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Daniel Borelli
Name:  Daniel Borelli
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Deborah R. Winkler Name: Deborah R. Winkler Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, as a Lender By: /s/ Edward A. Tosti Name: Edward A. Tosti Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

COBANK, ACB, as a Lender By: /s/ Christopher J. Allsteadt Name:Christopher J. Allsteadt Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender By: /s/ Paul Delmonte Name: Paul Delmonte Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

HSBC BANK USA, N.A., as a Lender By: /s/ Nick Lotz Name: Nick Lotz Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender By: /s/ Kevin Dobosz Name: Kevin Dobosz Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT]

MUFG UNION BANK, N.A., as a Lender By: /s/ Ravneet Mumick Name: Ravneet Mumick Title: Director